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                                                                   EXHIBIT 23.03



                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the incorporation by reference in the Registration Statement on Form S-3 (dated March 20, 1998) of Quintiles Transnational Corp. of our report dated July 24, 1996, with respect to the combined financial statements of the Innovex Companies, which report is included in the Current Report on Form 8-K of Quintiles Transnational Corp. dated March 20, 1998.


                                                 /s/ KPMG

Reading, England
March 20, 1998